SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                           ANNAPOLIS NATIONAL BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                                   [GRAPHIC]
                      180 Admiral Cochrane Drive, Suite 300
                            Annapolis, Maryland 21401
                                 (410) 224-4455

April 4, 2000

Dear Stockholder:

     You are cordially invited and encouraged to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Annapolis National Bancorp, Inc. (the "Company"), the holding company for Annapolis National Bank (the "Bank"), Annapolis, Maryland, which will be held on April 27, 2000, at 6:00 p.m., Eastern Daylight Savings Time, at the Radisson Hotel Annapolis, 210 Holiday Court, Annapolis, Maryland 21401.

     The attached Notice of the Annual Meeting and the Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of Annapolis National Bancorp, Inc., as well as a representative of Rowles & Company, LLP, the Company's independent auditor, will be present at the Annual Meeting to discuss the Company and the Bank and respond to any questions that our stockholders may have.

     The Board of Directors of Annapolis National Bancorp, Inc. has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" each matter under consideration.

     Please sign and return the enclosed proxy card promptly. Your cooperation is appreciated since a majority of the Company's common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business.

     On behalf of the Board of Directors and all of the employees of the Company and the Bank, I thank you for your continued interest and support.


Sincerely yours,


/s/ Richard M. Lerner
---------------------
Richard M. Lerner
Chief Executive Officer

                        ANNAPOLIS NATIONAL BANCORP, INC.
                               ------------------
                  NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on April 27, 2000
                          ----------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Annapolis National Bancorp, Inc. ("Company") will be held on April 27, 2000, at 6:00 p.m. local time, at the Radisson Hotel Annapolis, 210 Holiday Court, Annapolis, Maryland 21401, for the following purposes:

     (1) To elect five directors; and

     (2) To approve the selection of Stegman & Company as independent auditor for the fiscal year ending December 31, 2000; and

     (3) To approve the Annapolis National Bancorp, Inc. 2000 Stock Incentive Plan; and

     (4) To transact any other business that may properly come before the meeting, and at any adjournments thereof, including whether or not to adjourn the meeting.

     Only those holders of record of Common Stock as of the close of business on March 17, 2000, ("Record Date") are entitled to notice of and to vote at the 2000 Annual Meeting of Stockholders and any adjournments or postponements thereof.

     Please sign, date and mail the accompanying proxy in the enclosed, self-addressed, stamped envelope, whether or not you expect to attend the meeting in person. You may withdraw your proxy at the meeting should you be present and desire to vote your shares in person. All stockholders are cordially invited to attend.

                                     By Order of the Board of Directors

                                     /s/ Lori J. Mueller
                                     -------------------
                                     LORI J. MUELLER
                                     Secretary

     Annapolis, Maryland
     April 4, 2000

                        ANNAPOLIS NATIONAL BANCORP, INC.
                               ------------------
                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 27, 2000
                               ------------------

SOLICITATION AND VOTING OF PROXIES

     This Proxy Statement is being mailed on or about March 29, 2000, to the stockholders of Annapolis National Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on April 27, 2000, at 6:00 p.m. local time, and at any adjournments or postponements thereof, at the Radisson Hotel Annapolis, 210 Holiday Court, Annapolis, Maryland 21401.

     Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the shares be represented by proxy or in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxy cards will be voted FOR the approval and ratification of the specific proposals presented in this proxy statement.

     Other than the matters listed on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

     A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

     The cost of solicitation of proxies on behalf of management will be borne by Annapolis National Bank (the "Bank"). Proxies may be solicited personally or by telephone by directors, officers and other employees of the Company and its subsidiary, without compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Stockholders are entitled to one vote for each share of common stock, par value $.01 per share (the "Common Stock") registered in their names on the stock transfer books of the Company at the close of business on March 17, 2000, the record date fixed by the Board of Directors. At March 17, 2000, the Company had outstanding 2,323,506 shares of Common Stock entitled to vote at the Annual Meeting.

     As to the election of a director, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominee proposed by the Board of Directors, or to "WITHHOLD" authority to vote for the nominee being proposed. Under the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for the nominee being proposed is withheld.

     As to the ratification of Stegman & Company as independent auditor of the Company, the approval of the Annapolis National Bancorp, Inc. 2000 Stock Incentive Plan and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, you may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" with respect to the item. Under the Company's Bylaws, unless otherwise required by law, all such matters shall be determined by a majority of the votes cast, without regard to either (i) broker non-votes, or (ii) proxies marked "ABSTAIN" as to that matter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of Common Stock as of March 17, 2000, by each of the Company's and Bank's directors, nominees and Named Executive Officers and by each person known by the Company to own beneficially more than 5% of the Company's voting securities, and by the executive officers and directors of the Company as a group, including the number of shares beneficially owned by, and percentage ownership of each such person as of that date. Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Securities Exchange Act of 1934, as amended, that owns more than 5% of the Company's Common Stock as of the Record Date.

                                                                    Number of        Percent of
Name and Address of Beneficial Owner                            Shares Owned (1)       Class
------------------------------------------------------------   ------------------   -----------
Mark H. Anders (2) .........................................           22,200               *
1408 Malvern Avenue
Baltimore, MD 21204

Kevin J. Barron (3) ........................................            2,000               *
1523 Elwyn Avenue
Crofton, MD 21114

Stanley J. Klos Jr. ........................................           20,000               *
76 Chautaugua Road
Arnold, MD 21012

Lawrence E. Lerner .........................................          881,453           37.94%
2711 Washington Avenue
Chevy Chase, MD 20815

Richard M. Lerner ..........................................          115,000            4.95%
5447 Grove Ridge Way
Rockville, MD 20852

Dimitri P. Mallios .........................................           12,000               *
3204 Ellicott Street, N.W.
Washington, D.C. 20008

Albert Phillips ............................................           20,500               *
118 Riverside Drive
Cambridge, MD 21613

Lawrence W. Schwartz .......................................           19,766               *
10854 Country Pond Lane
Oakton, VA 22124

Officers and directors as a group (23 persons) (4) .........        1,077,353           47.58%

* Represents less than one (1) percent.
----------
(1) Information relating to beneficial ownership of Common Stock is based upon "beneficial ownership" concepts set forth in rules of the SEC under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Under these rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power" which includes the power to vote or direct the voting of such security, or "investment power" which includes the power to dispose or to direct the disposition of such security. A person is deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within sixty days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities in which he has no beneficial interest. For instance, beneficial ownership may include spouses, minor children and other relatives residing in the same household, and trusts, partnerships, corporations, or deferred compensation plans which are affiliated with the principal. Unless otherwise indicated by footnote, each individual has sole voting and dispositive powers to all shares indicated.

(2) Includes options to purchase 20,000 shares of Company Common Stock which are currently exercisable at an exercise price of $4.94 per share, and are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by all directors and executive officers as a group.

(3) Includes options to purchase 2,000 shares of Company Common Stock which are currently exercisable at an exercise price of $9.75 per share and are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by all directors and executive officers as a group.

(4) Includes options to purchase 30,000 shares of Company Common Stock which are currently exercisable by officers at exercise prices ranging from $4.94 to $11.00 per share, and are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by all directors and executive officers as a group.

                    PROPOSALS TO BE VOTED ON AT THE MEETING

                       PROPOSAL 1. ELECTION OF DIRECTORS

     The Board of Directors of the Company previously consisted of seven (7) directors. Mr. John W. Marhefka, Jr. resigned as a Director of the Company on May 7, 1999 and the Board of Directors subsequently appointed Mark H. Anders to fill that vacancy on October 1, 1999. On February 25, 2000, the Board of Directors voted to expand its membership to nine (9) directors and subsequently nominated Messrs. F. Carter Heim and Ermis Sfakiyanudis to stand for election to these newly created positions. The Company's Articles of Incorporation provide that the Board of Directors shall be divided into three classes, as nearly equal in number as the then total number of directors constituting the entire board shall permit, with directors of each class being elected for three-year terms at each Annual Meeting. The terms of two directors of the Company will expire at the time of the Annual Meeting. The positions of these two directors are to be filled at the Annual Meeting. Additionally, there are three new nominees for directors. Therefore, the two incumbent directors have been nominated to be elected to hold office until the 2003 Annual Meeting or until their respective successors are elected and qualified or until their earlier resignation or removal. The incumbent nominees are Messrs. Dimitri P. Mallios and Albert Phillips. Mr. Anders is nominated to hold office until the 2001 Annual Meeting or until his successor is elected and qualified or until his earlier resignation or removal. Mr. Sfakiyanudis is nominated to serve until the 2002 Annual Meeting or until his successor is elected and qualified or until his earlier resignation or removal and Mr. Heim is nominated to serve until the 2003 Annual Meeting or until his successor is elected and qualified or until his earlier resignation or removal.

     The proxies solicited hereby, unless directed to the contrary, will be voted FOR the election as directors of all five nominees listed in the following table. In order to be elected, a majority of the shares voted must be voted FOR the election of each nominee. Each nominee has consented to serve as a director, if elected. The Board of Directors has no reason to believe that any nominee will be unwilling or unable to serve as a director but, if for any reason any nominee is not willing or able to serve as a director, the accompanying proxy will be voted FOR a substitute nominee chosen by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE FIVE NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION CONCERNING NOMINEES

     The following table sets forth information as of the Record Date concerning persons nominated by the Board of Directors for election as directors of the Company to serve until the Annual Meeting previously designated or until their successors have been elected and qualified or until their earlier resignation or removal. Except as indicated, the nominees have been officers of the organizations named below or of affiliated organizations as their principal occupations for more than five years.

Nominees
Name of Directors                   Age, Principal Occupation, Position with the Company and the Bank
----------------------------   --------------------------------------------------------------------------
Mark H. Anders .............   Mr. Anders, age 45, was appointed President and Chief Executive
                               Officer of the Bank on October 1, 1999. He has held high level positions in Maryland financial institutions since 1991. Most recently he was President and Chief Executive Officer of Sterling Bank & Trust Co.
                               in Baltimore, Maryland. Mr. Anders is active in community affairs and serves on the Towson University Foundation's Executive and Finance
                               Committees.

F. Carter Heim .............   Mr. Heim, age 46, is a Certified Public Accountant who has been in practice since December 1975 and is the current President of the
                               Maryland Association of CPAs. Mr. Heim is also currently a member of the American Institute of CPAs and the Anne Arundel Trade Council.
                               Mr. Heim is President and sole stockholder of Heim and Associates,
                               P.A., an accounting firm he began in July 1995. Prior to establishing his own firm Mr. Heim was Executive Vice President of Hammond-Heim,
                               Chartered.

Dimitri P. Mallios .........   Mr. Mallios, age 67, is an attorney who has practiced law since 1960, and is a member of the Bars of the State of Maryland and the District of
                               Columbia. He is presently a senior partner in the law firm Margolius,
                               Mallios, Davis, Rider & Tomar, LLP located in Washington, D.C.
                               Mr. Mallios has been a Director of the Company and the Bank since their inception.

Albert Phillips ............   Mr. Phillips, age 73, has been the Chairman of the Board of The Phillips
                               Corporation, a manufacturer and supplier of manufacturing technology products headquartered in Columbia, Maryland since 1961. He has been a Director of the Company and the Bank since their inception.
                               Mr. Phillips serves as Chairman of the Board of the Company.

Ermis Sfakiyanudis .........   Mr. Sfakiyanudis, age 31, presently serves as Vice-President and
                               Principal of Sigma Engineering, Inc. an Annapolis based civil engineering firm. Mr. Sfakiyanudis is also a member of the Board of
                               Directors of the Anne Arundel Economic Development Corporation.
                               Mr. Sfakiyanudis is also a member of numerous professional associations.

INFORMATION CONCERNING CONTINUING DIRECTORS AND NAMED EXECUTIVE OFFICERS

     The following table sets forth information as of the Record Date concerning directors and Named Executive Officers of the Company and the Bank whose terms of office will continue after the 2000 Annual Meeting. As indicated, some directors will serve until the 2001 Annual Meeting, and other directors will serve until the 2002 Annual Meeting. Except as indicated, the directors have been officers of the organizations named below or of affiliated organizations as their principal occupations for more than five years.

Directors serving until 2001
Name of Directors                   Age, Principal Occupation, Position with the Company and the Bank
-----------------------------   ------------------------------------------------------------------------
Stanley J. Klos, Jr .........   Mr. Klos, age 48, is an attorney who has practiced law in Anne Arundel and Prince George's Counties since 1977. He is currently an attorney with the firm of O'Malley, Miles, Nylen & Gilmore, P.A. He is a member of the Maryland, District of Columbia, Anne Arundel County,
                                and Prince George's County Bar Associations. He has been a Director of the Company and the Bank since April 1997. Mr. Klos is active in community affairs and serves on the Boards of Directors of Leadership
                                Anne Arundel, the 21st Century Education Foundation and the Anne
                                Arundel County YMCA.

Richard M. Lerner ...........   Mr. Lerner, age 40, became President and Chief Executive Officer of the
                                Company and Chairman of the Board of the Bank in April 1999. Since
                                1984, he has been President of White Flint Builders, Inc., an upscale residential development and construction company located in Bethesda,
                                Maryland. Mr. Lerner has been a Director of the Company and the Bank since their inception. Mr. Lerner is the son of Lawrence E. Lerner, a
                                Director of the Company and the Bank.

Directors serving until 2002
Name of Directors                    Age, Principal Occupation, Position with the Company and the Bank
------------------------------   -------------------------------------------------------------------------
Lawrence E. Lerner ...........   Mr. Lerner, age 67, has been active in real estate development in the
                                 Washington, D.C. metropolitan area for 30 years. He has been involved in the development and construction of two regional shopping centers, several other commercial developments, and more than 2,800 apartment units. Mr. Lerner manages his real estate investments, comprised of various partnership interests in entities which own real estate. He has been a Director of the Company and the Bank since their inception.
                                 Mr. Lerner is the father of Richard M. Lerner, President and Chief
                                 Executive Officer of the Company, Chairman of the Board of the Bank
                                 and a Director of the Company.

Lawrence W. Schwartz .........   Mr. Schwartz, age 45, is a certified public accountant who has operated
                                 CPA firms since 1984 and currently operates Lawrence Schwartz, CPA a sole proprietorship in Fairfax, Virginia. Additionally, he was Executive
                                 Vice President and Chief Financial Officer of Federal Supply Contracts
                                 Group, Inc., a reseller of furniture to the government, from 1993 to
                                 1995. Mr. Schwartz has been a Director of the Company since April
                                 1997 and a Director of the Bank since its inception.

Named Executive Officers
Name of Executive Officer        Age, Principal Occupation, Position with the Company and the Bank
---------------------------   -----------------------------------------------------------------------
Kevin J. Barron ...........   Mr. Barron, age 44, is a Senior Vice President of the Bank responsible for Real Estate Lending. He joined the Bank in December of 1997 after having worked ten years for Signet Banking Corporation where he was in charge of construction lending for the Washington and Baltimore markets. Prior to that he worked for three years with Mellon Bank in
                              Alexandria, Virginia. Mr. Barron serves on the Bank's Officers' Loan
                              Committee.

COMMITTEES

     The Company and the Bank each have an Audit Committee and additionally the Bank has standing Compensation, Compliance, Executive, and Nominating Committees of the Board of Directors. The members of each of the named committees serve at the discretion of the Board of Directors. The Bank has also formed a Strategic Planning Committee with the first meeting occurring in the first quarter of 2000.

     The Audit Committee consists of Messrs. Klos, Phillips and Schwartz and reviews and reports to the Board of Directors on examinations of the Company and the Bank and its subsidiaries by regulatory authorities, recommends the independent accountants for appointment by the Boards of the Company and the Bank, reviews the scope of the work of the independent accountants and their reports, and reviews the activities and actions of the Bank's internal auditor. The Audit Committee met five times during 1999.

     The Compliance Committee consists of Messrs. Anders, Klos, R. Lerner and Schwartz. The Compliance committee reviews and determines compliance with the Bank's Formal Agreement with the OCC. The Compliance Committee met six times during 1999.

     The Compensation Committee consists of Messrs. Klos, R. Lerner, Mallios, and Schwartz and reviews and determines salaries and other benefits for executive and senior management persons of the Company and its subsidiaries, reviews and determines employees to whom stock options are to be granted and the terms of such grants, and reviews incentive and other compensatory plans and arrangements. The Compensation Committee met two times during 1999.

     The Executive Committee consists of Messrs. Anders, Klos, L. Lerner, R. Lerner, Mallios, Phillips, and Schwartz and considers new loan applications which are in excess of the limits granted by the Board of Directors to the Officers' Loan Committee. The Executive Committee met 19 times during 1999.

     The Nominating Committee, consisting of the full Board of Directors, nominates persons for election to the Board of Directors of the Company and the Bank. The Nominating Committee will consider stockholder nominations submitted to it in writing in care of the Company if such nominations are timely submitted. To be considered timely, the nominations must be received at least thirty (30) but not more than sixty (60) days prior to the Annual Meeting if the company has given at least forty (40) days prior notice of the meeting, otherwise such nominations should be submitted within ten (10) days of the Company first giving notice of the Annual Meeting. The Nominating Committee met one (1) time during 1999.

DIRECTORS' COMPENSATION

     The Board of Directors of the Company met 18 times and the Board of Directors of the Bank held 26 meetings during 1999. All of the directors of the Company with the exception of Director Lawrence E. Lerner attended at least 75% of the total number of Company board meetings held and committee meetings on which such director served during 1999. The Company pays no board or committee fees. Directors of the Bank received fees for each board and committee meeting attended in 1999 in the amount of $250 per Board of Directors meeting, $200 per Compliance and Executive Committee meeting of the Bank, and $150 per other committee meeting. Mr. R. Lerner and Mr. Anders currently receive no fees for attendance at board or committee meetings as they are full time employees of the Company or the Bank. Mr. R. Lerner received fees for attending board or committee meetings prior to his employment by the Company or Bank on May 7, 1999. Mr. R. Lerner received fees prior to his employment in accordance with the fee schedule described above.

EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid or allocated for services rendered to the Company or the Bank in all capacities during the years ended December 31, 1997, 1998 and 1999 to executive officers whose compensation exceeded $100,000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                     Long-Term Compensation
                                                                                --------------------------------
                                                   Annual Compensation                Awards           Payouts
                                            --------------------------------- ----------------------- --------
                                                                     Other                    Securities             All
                                                                     Annual      Restricted  Underlying             Other
                                                                    Compen-        Stock      Options/    LTIP     Compen-
                                              Salary      Bonus      sation        Awards       SARs     Payouts   sation
Name and Principal Position           Year      ($)        ($)     ($)(3)(4)        ($)         (#)        ($)    ($)(5)(6)
------------------------------------ ------ ---------- ---------- -----------   ----------- ----------- -------- ----------
Richard M. Lerner (1)                1999    $ 60,460   $   -0-      $  -0-         -0-           -0-     $-0-     $6,650
 CEO & President of the              1998    $    -0-   $   -0-      $  -0-         -0-           -0-     $-0-     $6,450
 Company and Chairman of             1997    $    -0-   $   -0-      $  -0-         -0-           -0-     $-0-     $4,800
 the Board of Directors of the Bank
John W. Marhefka, Jr. (2)            1999    $ 58,682   $   -0-      $2,084         -0-           -0-     $-0-     $1,909
 Director of the Company and         1998    $134,439   $   -0-      $3,473         -0-           -0-     $-0-     $4,889
 President & CEO of the Bank         1997    $113,715   $16,979      $3,551         -0-        16,600     $-0-     $  -0-
Kevin J. Barron (3)                  1999    $118,065   $   -0-         -0-         -0-           -0-     $-0-     $3,882
 Senior Vice President -- Real       1998    $ 80,000   $25,285         -0-         -0-           -0-     $-0-        -0-
 Estate Lending of the Bank          1997    $  1,538   $   -0-         -0-         -0-         5,000     $-0-        -0-

----------
(1) Mr. Lerner became Chief Executive Officer and President of the Company on May 7, 1999.

(2) Mr. Marhefka became Chief Executive Officer of the Bank on February 21, 1997. He resigned his position with the Bank effective May 7, 1999.

(3) Mr. Barron became Senior Vice President -- Real Estate Lending of the Bank on December 15, 1997.

(4) Represents personal use of a Bank automobile. For 1998 and 1999, there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the years; (b) payments of above market preferential earnings on deferred compensation; (c) payments of earnings with respect to long term incentive plans prior to settlement or maturation;
    (d) tax payment reimbursements; or (e) preferential discounts in stock.

(5) With respect to Mr. Lerner, represents director fees paid prior to Mr. Lerner being an employee of the Company.

(6) With respect to Messrs. Marhefka and Barron, represents amounts contributed to the Named Executive Officer by the Bank's 401(k) Plan.

EMPLOYMENT AGREEMENT -- MARK H. ANDERS

     On October 1, 1999, (the "Effective Date") the Bank and Mr. Anders entered into an employment agreement which expires on December 31, 2003 (the "Employment Agreement"). Pursuant to the Employment Agreement, Mr. Anders will received an initial base salary of $135,000 per year, which base salary increases to $150,000 per annum on the first payroll period after the Board determines in its sole discretion that the Office of the Comptroller of Currency has been satisfied that the Bank has complied with all deadlines and requirements in its Formal Agreement dated September 30,1999. From January 1, 2002 through December 31, 2003 the Bank shall pay Mr. Anders a salary at an annual rate that is 10% greater than the annual rate in effect on December 31, 2001. Additionally, the Bank provides and maintains an automobile for Mr. Anders' use and provides family health insurance. Mr. Anders is eligible to participate in other benefit plans that the Bank has now or adopts in the future.

     Pursuant to the Employment Agreement, on October 1, 1999, Mr. Anders was granted an incentive stock option to purchase 20,000 shares of Company common stock at an exercise price of $4.94 per share. The stock option becomes exercisable only on the date that the Office of the Comptroller of Currency issues a notice of intent not to disapprove Mr. Anders' appointment. Once exercisable the stock option will continue until its automatic expiration on the first to occur of: (i) October 1, 2000 (ii) Mr. Anders' termination of employment due to Just Cause; or (iii) ten business days after Mr. Anders' employment terminates for any other reason, provided that ten days shall be increased to six months in the event of the executive's death while employed.

     In addition, Mr. Anders shall receive an incentive stock option to purchase 10,000 shares of the Company's common stock; Mr. Anders will become fully vested in the right to exercise the incentive stock option at the rate of 20% per full year of employment with the Bank beginning October 1, 1999. The term of this incentive stock option is ten (10) years, subject to earlier expiration in accordance with the terms of the Bank's Employee stock option Plan.

     In addition, Mr. Anders will have an opportunity to be granted additional options at the end of each fiscal year that begins after the Effective Date. Mr. Anders shall receive a stock option to purchase a number of shares equal to the sum of (i) 1,000 but only if the consolidated return-on-average-equity for the fiscal year equals or exceeds 10% and (ii) 10 shares for each basis point by which such return exceeds 10%. The Executive shall become vested in the right to exercise each stock option granted under this paragraph upon completing one year of employment with the Bank after the grant date; provided that the stock option will be forfeited immediately if the Bank's most recently assigned composite CAMELS rating under the Uniform Financial Institutions Rating System is not "1" or "2," or the equivalent under a successor system, on the date the vesting is scheduled to occur for the stock option. The Board may make other stock option grants in its sole discretion.

     Pursuant to the Employment Agreement, the Bank will pay a bonus of $75,000 to its executive officers if all three of the following goals are achieved: (i) the meeting, to the satisfaction of the Office of the Comptroller of the Currency, of all deadlines and requirements set forth in the Formal Agreement,
(ii) the Bank's receipt of a composite CAMELS rating of "1" or "2," or the equivalent rating under a successor system, at the time of the first safety and soundness examination performed by the Office of the Comptroller of the Currency subsequent to the Effective Date; and (iii) the lifting of the Formal Agreement by the Office of the Comptroller of the Currency on or before December 31, 2000. Mr. Anders shall receive no less than $25,000 of the $75,000 special bonus pool, and the Board or Compensation Committee shall review and approve the executive's determination as to the allocation of the remainder of the special bonus pool.

     At the end of each calendar year beginning after the Effective Date, the Bank shall credit a deferred compensation account in Mr. Anders' name with an amount equal to his year-end base salary times the following multiple: 8% for the year 2000, 10% for 2001, and 12% for 2002 and 2003; provided that Mr. Anders shall forfeit these amounts if he is terminated for just cause or violates the non-compete section of the Employment Agreement. The deferred compensation shall be paid to Mr. Anders in a lump sum on the second anniversary date of the Expiration Date of the Agreement (unless the parties have previously agreed in writing upon a separate payout schedule). Deferred compensation amounts will earn interest until paid.

     The Employment Agreement may be terminated by either party with or without "cause." The Employment Agreement provides that, except in certain circumstances, if Mr. Anders terminates the Employment Agreement by voluntary resignation, or his employment is terminated without cause, Mr. Anders will not, without the Bank's written consent, participate or be connected with any competing institution that has offices or does business within a fifty
(50) mile radius in which the Bank or its affiliates or agents is operating customer service or other facilities or actively planning to open such facilities at the time of the termination of his employment. In the event employment is terminated without cause, Mr. Anders will be entitled to 150% of the his annual salary and continued health benefits at a level substantially equal to those that the Bank provided for a period of 12 months.

     The Employment Agreement provides for the payment to Mr. Anders in the event of a "change in control" as defined in the Employment Agreement, a severance benefit equal to 150% of his annual base salary at the time of the "change in control;" provided that 150% will be replaced with: (i) 200% if the ratio to selling price per share to book value per share exceeds 200%; or (ii) 300% if this ratio exceeds 300%; provided that any amount payable shall be reduced to the extent necessary to avoid excise tax liability.

EMPLOYMENT AGREEMENT -- JOHN W. MARHEFKA, JR.

     On February 21, 1997, the Bank and Mr. Marhefka entered into a five year employment agreement (the "Marhefka Employment Agreement"). Pursuant to the Marhefka Employment Agreement, Mr. Marhefka received an initial base salary of $132,500 per year, with increases on each anniversary of the Marhefka Employment Agreement. Additionally, the Bank provided and maintained an automobile for Mr. Marhefka's use and provided family health insurance. In addition to the base salary, the Marhefka Employment Agreement provided for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel. Pursuant to the Marhefka Employment Agreement, the Bank also paid a bonus to Mr. Marhefka following the close of each calendar year during the term of the Marhefka Employment Agreement (the "Annual Bonus").

     The Marhefka Employment Agreement also provided that it might be terminated by either party with or without "cause." The Marhefka Employment Agreement further provided that, except in certain circumstances, if Mr. Marhefka terminated the Marhefka Employment Agreement by voluntary resignation, or his employment was terminated without cause, Mr. Marhefka would not, without the Bank's written consent, participate or be connected with any competing institution that has offices or does business in Anne Arundel County, Maryland for the remaining term of the Marhefka Employment Agreement, not to exceed one year in the case of resignation, or eight months if employment is terminated without cause (the "Noncompetition Clause").

     Effective May 7, 1999, Mr. Marhefka resigned as a Director and President and Chief Executive Officer of the Bank. Concurrent with his resignation, Mr. Marhefka executed a release which relieves the Bank and the Company of any and all liability or obligation to Mr. Marhefka prior to the date of his resignation. Under the terms of the release, the Bank and the Company waived their right to enforce the Noncompetition Clause of the Marhefka Employment Agreement.

Stock Option Plan

     The Company maintains an Employee Stock Option Plan (the "Option Plan") which provides for discretionary awards of up to an aggregate of 100,000 options to purchase Company Common Stock to officers and key employees of the Company and Bank as determined by a committee of disinterested directors at the fair market value of the Common Stock on the date of grant. The Option Plan is not qualified under Section 401(a) of the Internal Revenue Code and is not subject to any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Option Plan was approved by the Company's stockholders on April 25, 1997. As of April 4, 2000, the Company also had outstanding to officers options to purchase an aggregate of an additional 86,500 shares of Company Common Stock at exercise prices from $4.16 to $11.00 per share. These options are subject to a vesting schedule and will become exercisable in five equal annual installments beginning one year from the date of grant. The Company intends to grant additional options to certain key Bank employees in the future, however, the timing and amount of such grants has yet to be determined. All such options will be granted at not less than the fair market value of the Common Stock at the time of the grant.

     The Board of Directors has approved the Annapolis National Bancorp, Inc. 2000 Stock Incentive Plan and has submitted it for stockholder approval. See Proposal 3. A copy of the plan is attached as Exhibit A.

Other Compensation Plans

     Executive officers participate in the Company's health and welfare and qualified retirement plans on the same terms as non-executive employees who meet the applicable eligibility criteria, subject to any legal limitations on the amounts that may be contributed or the benefits that may be payable under these plans. In addition, all full-time employees are covered as a group for comprehensive hospitalization, including major medical, long-term disability and dismemberment insurance and group term life insurance.

STOCK OPTION GRANTS

     As discussed above and as an inducement to attract and retain qualified managers and employees, the Company maintains the Option Plan. During 1999, there were no grants of options under the Stock Option Plan to the Named Executive Officers.

STOCK OPTION EXERCISES AND HOLDINGS

     There were no stock options exercised by the Named Executive Officers during 1998. A total of 10,000 stock options were exercised by Mr. Marhefka during 1999 at the exercise price of $5.00 per share. The following table reflects the number of shares covered by all remaining unexercised stock options for Named Executive Officers as of December 31, 1999. Also reported are the values for "in-the-money" options which represent the difference between the exercise price of any such remaining unexercised options and the year-end market price of the Common Stock.


              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUE

                                     Shares
                                  Acquired     Value             Number of Securities              Value of Unexercised
                                 on Exercise  Realized          Underlying Unexercised           In-the-Money Options/SARs
Name                                 (#)        ($)     Options/SARs at December 31, 1999 (#)   at December 31, 1999 ($)(3)
------------------------------- ------------  -------- --------------------------------------- ----------------------------
                                                              Exercisable/Unexercisable          Exercisable/Unexercisable
                                                       --------------------------------------- ----------------------------
John W. Marhefka, Jr. (1) .....    10,000     $16,250                         --                             --
Kevin J. Barron (2) ...........        --          --                2,000/3,000                           $0/0

----------
(1) The 10,000 options exercised by Mr. Marhefka had an exercise price of $5.00 per share.

(2) 5,000 options, of which 2,000 are currently exercisable, have an exercise price of $9.75 per share. These options will expire on December 15, 2007, ten (10) years from the date of grant.

(3) Based on the market value of the underlying stock at fiscal year-end minus the exercise price. The closing price of the Common Stock on December 31, 1999 was $4.06 per share.

CERTAIN TRANSACTIONS WITH MANAGEMENT

     The Bank has adopted a policy which requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features.

                  PROPOSAL 2. TO APPROVE THE SELECTION OF THE
                     INDEPENDENT AUDITOR FOR THE YEAR 2000

     For the fiscal years ended December 31, 1998 and 1999, the Company's financial statements were audited by Rowles & Company, LLP. On March 16, 2000, the Company dismissed Rowles & Company, LLP as its independent accountants. Reports by Rowles & Company, LLP on the financial statements of the Company for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change independent accountants was approved by the Company's Board of Directors and its Audit Committee.

     During the Company's fiscal years ending December 31, 1998 and December 31, 1999 and up to the date of the replacement of Rowles & Company, LLP, there were no disagreements between the Company and Rowles & Company, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Rowles & Company, LLP, would have caused them to make reference to the subject matter of any such disagreements in connection with their reports. Representatives of Rowles & Company, LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

     On the date of the dismissal of Rowles & Company, LLP, the Company engaged Stegman & Company as its independent accountants for the fiscal year ending December 31, 2000, subject to shareholder ratification. Stegman & Company will serve as independent auditors for the Company and the Bank beginning in April 2000, and the firm has advised the Company that neither the firm nor any of its partners or associates has any direct financial interest in or any connection with the Company or any of its subsidiaries other than as independent auditors. Representatives of Stegman & Company are not expected to be present at the Annual Meeting.

     Proxies will be voted FOR the Proposal unless otherwise instructed by the Stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF STEGMAN & COMPANY AS ITS INDEPENDENT AUDITORS TO THE COMPANY FOR THE YEAR 2000.

                 PROPOSAL 3. TO APPROVE THE ANNAPOLIS NATIONAL
                    BANCORP, INC. 2000 STOCK INCENTIVE PLAN

GENERAL

     The Board of Directors of the Company is seeking stockholder approval of the Annapolis National Bancorp, Inc. 2000 Stock Incentive Plan (the "SIP"). A copy of the SIP is attached hereto as Exhibit A and should be consulted for detailed information. All statements made herein regarding the SIP are only intended to summarize the SIP and are qualified in their entirety by reference to the SIP.

PURPOSE OF THE SIP

     The SIP is being presented for approval because the Company's existing stock option plan has an inadequate reserve of shares available for future grants. By providing directors and employees of the Company and its affiliates, including the Bank with the opportunity to acquire shares of Common Stock, the Company seeks to attract, retain, and motivate the best available personnel for these positions of substantial responsibility. In addition, stock awards would be used to provide additional incentive to directors and employees of the Company and its affiliates to promote the success of the business and the interests of stockholders.

DESCRIPTION OF THE SIP

     Effective Date. The Plan shall become effective upon stockholder approval, provided that such approval is received before March 24, 2001, and provided further that the Board of Directors may grant Options pursuant to the Plan prior to stockholder approval if such Options by their terms are contingent upon subsequent stockholder approval of the Plan.

     Administration. The SIP is administered by a sub-committee of the Compensation Committee (the "Committee") a committee appointed by the Board, and consisting of at least three directors of the Company who are "non-employee directors" within the meaning of the federal securities laws. The Committee has discretionary authority to select participants and grant awards, to determine the form and content of any awards granted under the SIP, to interpret the SIP, to prescribe, amend and rescind rules and regulations relating to the SIP, and to make other decisions necessary or advisable for the administration of the SIP. All decisions, determinations and interpretations of the Committee are final and conclusive on all persons affected thereby. Members of the Committee will be indemnified to the full extent permissible under the Company's governing instruments in connection with any claims or other actions relating to any action taken under the SIP. The Committee currently consists of Messrs. Klos, Mallios and Schwartz. The Board may act in lieu of the Committee on any matter within its discretion or authority.

     Eligible Persons; Types of Awards. Under the SIP, the Committee has discretionary authority to grant stock options ("Options"), restricted stock awards, and deferred share awards (collectively, "Awards") to such employees and directors, including members of the Committee, as the Committee shall designate. As of the Record Date, the Company and its subsidiaries had sixty-six employees and five non-employee directors who were eligible to participate in the SIP.

     Shares Available for Grants. The SIP reserves 200,000 shares of Common Stock for issuance upon the exercise of Options, as well as upon the distribution of restricted stock and deferred share awards. Such shares may be authorized but unissued shares, or shares held in treasury. In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Company, the Committee will adjust the number and kind of shares reserved for issuance under the SIP, the number of and kind of shares subject to outstanding Awards, and the exercise prices of Options. To the extent Awards expire, become unexercisable, or are forfeited for any reason without having resulted in the issuance of Common Stock to Award holders, those shares shall be available for the grant of additional Awards.

     Options; Exercise Price. Options may be either incentive stock options ("ISOs") as defined in Section 422 of the Internal Revenue Code, or Options that are not ISOs ("Non-ISOs"). The exercise price as to any Option may not be less than the fair market value (determined under the SIP) of the optioned shares on the date of grant. The last reported sale price of the Common Stock on March 17, 2000 was $ 3.625 per share. No employee who owns more than 10% of the outstanding Common Stock may receive an ISO grant. As required by federal tax laws, to the extent that the aggregate fair market value (determined when an ISO is granted) of the Common Stock with respect to which ISOs are exercisable by a participant for the first time during any calendar year (under all plans of the Company and of any subsidiary) exceeds $100,000, the Options granted in excess of $100,000 will be treated as Non-ISOs.

     Exercise of Options. The exercise of Options will be subject to such terms and conditions as are established by the Committee in a written agreement between the Committee and the participant. Only Common Stock is subject to purchase upon exercise of the Options, and an Option may not be exercised for a fractional share.

     Method for Exercise. A participant may exercise Options, subject to provisions relative to their termination and limitations on their exercise in an Option agreement, only by (i) written notice of intent to exercise the Option with respect to a specified number of shares of Common Stock, and (ii) payment to the Company (contemporaneously with delivery of such notice) in cash, in previously-owned Common Stock, or a combination of cash and Common Stock, of the amount of the exercise price for the number of shares with respect to which the Option is then being exercised. Alternatively, the Committee may permit a cashless exercise through a broker, or a participant may surrender shares subject to his or her Award. Common Stock utilized in full or partial payment of the exercise price for Options shall be valued at its market value at the date of exercise, and may consist of shares subject to the Option being exercised.

     Effect of Termination of Service. In the absence of Committee action to the contrary (which may include accelerating or extending the period for exercising an Option), an otherwise unexpired Option shall cease to be exercisable upon (i) the date on which the participant terminates service for any reason other than retirement or (ii) the date that is two years after a participant's death or
(iii) 90 days after the participant's retirement with the Committee's consent; provided that the Committee may immediately cancel any unexercised Option after a participant terminates service if the Committee determines that the participant has engaged in activities or employment that is contrary to the Company's best interest.

     Restricted Stock and Deferred Share Awards. The Committee may make discretionary restricted stock and deferred share awards to select employees and directors (including members of the Committee). Under the Plan the Committee has the discretion and authority not only to determine the conditions for vesting of restricted stock awards, but also to implement a program for deferred share awards as part of a deferred compensation program for executives and directors. Cash dividends that are declared on these Awards will accumulate for distribution at the time and in the manner selected by the participant for distribution of the shares subject to his or her Award. Until transferred to a participant, the Committee will control voting of any shares that are outstanding and subject to these Awards.

     Conditions on Issuance of Shares. The Committee will have the discretionary authority to impose, in agreements, such restrictions on shares of Common Stock issued pursuant to the SIP as it may deem appropriate or desirable to comply with applicable law for the SIP's proper administration.

     Nontransferability. Participants may transfer non-ISOs to family members or trusts under specified circumstances. Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. In addition, Common Stock that is purchased upon the exercise of an Option may not be sold within the six-month period following the grant date of that Option, except in the event of the participant's death or disability, or such other event as the Board may specifically deem appropriate. A participant may not assign his or her claim to deferred or restricted shares and associated earning during his or her lifetime. A participant's right to deferred shares and associated earning shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. Neither the participant nor his or her beneficiary will have any claim against or rights in any specific assets of the Company.

     Effect of Change in Control. Upon a "change in control" (as defined in the Plan), all Options will become fully exercisable and all restricted stock awards shall become fully vested.

     Duration of the SIP and Grants. The SIP has a term of 10 years from the Effective Date, after which date no Awards may be granted. The maximum term for an Award is 10 years from the date of grant. The expiration of the SIP, or its termination by the Committee, will not affect any Award then outstanding.

     Amendment and Termination of the SIP. The Board of Directors may from time to time amend the terms of the SIP and, with respect to any shares at the time not subject to Awards, suspend or terminate the SIP. No amendment, suspension, or termination of the SIP will (i) increase the number of shares reserved for Awards, (ii) decrease the exercise price for Options, (iii) permit the exercise of Options more than 10 years after grant, or (iv) without the consent of any affected participant, alter or impair any rights or obligations under any Award previously granted.

     Financial Effects of Awards. The Company will receive no monetary consideration for the granting of Awards under the SIP. It will receive no monetary consideration other than the exercise price for shares of Common Stock issued to participants upon the exercise of their Options, and will receive no monetary consideration upon the distribution of Common Stock satisfying Deferred Share or Restricted Stock Awards. Cash proceeds from the sale of Common Stock issued pursuant to the exercise of Options will be added to the general funds of the Company to be used for general corporate purposes.

     Under the intrinsic value method that the Company follows under applicable accounting standards, recognition of compensation expense is not required when Options are granted at an exercise price equal to or exceeding the fair market value of the Common Stock on the date the Option is granted, but disclosure may be required in financial statement footnotes regarding pro forma effects on earnings and earnings per share of recognizing as a compensation expense an estimate of the fair value of such stock-based awards.

     The granting of restricted stock and deferred share Awards will require charges to the Company's income over the vesting period, if any, for the Award (with such expense based on the fair market value, on the date of award, of the shares of Common Stock credited pursuant to the Award). Changes in value of the Common Stock after the date of award will not result in financial expense.

FEDERAL INCOME TAX CONSEQUENCES

     Summarized below are the federal income tax consequences that the Company expects (based on current tax laws, rules, and interpretations) with respect to Awards.

     Date of Award. The recipient of an Award will not recognize taxable income upon its grant. Nor will the grant entitle the Company to a current deduction.

     Subsequent Events. The subsequent tax consequences for Award recipients differ, as follows, depending on the type of Award. In general, however, the Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the Award holder.

     ISOs. If an Award holder holds the shares purchased upon exercise of an ISO for at least two years from the date the ISO is granted, and for at least one year from the date the ISO is exercised, any gain realized on the sale of the shares received upon exercise of the ISO is taxed as long-term capital gain. However, the difference between the fair market value of the Common Stock on the date of exercise and the exercise price of the

ISO will be treated by the holder as an item of tax preference in the year of exercise for purposes of the alternative minimum tax. If a holder disposes of the shares before the expiration of either of the two special holding periods noted above, the disposition is a "disqualifying disposition." In this event, the holder will be required, at the time of the disposition of the Common Stock, to treat the lesser of the gain realized or the difference between the exercise price and the fair market value of the Common Stock at the date of exercise as ordinary income and the excess, if any, as capital gain.

     The Company will not be entitled to any deduction for federal income tax purposes as the result of the grant or exercise of an ISO, regardless of whether or not the exercise of the ISO results in liability to the holder for alternative minimum tax. However, if a participant recognizes ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will be entitled to deduct an equivalent amount.

     Non-ISOs. A holder will recognize ordinary income upon the exercise of the Non-ISO in an amount equal to the difference between the fair market value of the shares on the date of exercise and the option price (or, if the holder is subject to certain restrictions imposed by federal securities laws, upon the lapse of those restrictions unless the holder makes a special tax election within 30 days after the date of exercise to have the general rule apply). Upon a subsequent disposition of such shares, any amount received by the holder in excess of the fair market value of the shares as of the exercise will be taxed as capital gain.

     Deferred and Restricted Shares. Whenever the Company transfers unrestricted shares of Common Stock or associated earnings to a participant, the participant will recognize ordinary income equal to the fair market value of the property transferred. A participant may, however, choose to accelerate taxation to the date of award pursuant to an election under section 83(b) of the Code, with any future gain (or loss) being capital gain (or loss). In all cases, the Company's deduction will mirror the amount and timing of income that the participant recognizes.

NEW PLAN BENEFITS

     The Board of Directors has determined that the SIP is desirable, cost effective, and produces incentives that will benefit the Company. No awards will be granted under the SIP prior to the Annual Meeting, and no determination has been made regarding the grant of awards under the SIP if it is approved at the Annual Meeting.

RECOMMENDATION AND VOTE REQUIRED

     The Board of Directors has determined that the SIP is desirable, cost effective, and produces incentives that will benefit the Company and its stockholders. The Board of Directors is seeking stockholder approval of the SIP in order to satisfy the requirements of the Internal Revenue Code for favorable tax treatment of ISOs and to satisfy the listing requirements of the National Association of Securities Dealers for national market system securities.

     Stockholder approval of the SIP requires the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE ANNAPOLIS NATIONAL BANCORP, INC. 2000 STOCK INCENTIVE PLAN.

                             ADDITIONAL INFORMATION

STOCKHOLDER PROPOSALS -- 2000 ANNUAL MEETING

     Any proposal of a stockholder intended to be presented at the 2001 Annual Meeting of the Company must be received by the Company at 180 Admiral Cochrane Drive, Suite 300, Annapolis, Maryland 21401 prior to November 17, 2000, to be eligible for inclusion in the proxy statement and form of proxy. In order to curtail controversy as to compliance with this requirement, stockholders are urged to submit proposals to the Secretary of the Company by Certified Mail-Return Receipt Requested. Any such proposal will be subject to 17 C.F.R. ss.240.14a-8 of the Rules and Regulations under the Exchange Act.


                                 ANNUAL REPORTS

     The Company's 1999 Annual Report to Stockholders accompanies this Proxy Statement. Copies of the report may be obtained upon written request to the Secretary of the Company, 180 Admiral Cochrane Drive, Suite 300, Annapolis, Maryland 21401, and will be available at the Annual Meeting.



                                            By Order of the Board of Directors



                                            /s/ Lori J. Mueller
                                            --------------------
                                            LORI J. MUELLER
                                            Secretary

Annapolis, Maryland
April 4, 2000

          YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.
             WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE
                REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE
                    ACCOMPANYING PROXY CARD IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

  [X]   PLEASE MARK VOTES
        AS IN THIS EXAMPLE

ANNUAL MEETING OF STOCKHOLDERS

     The undersigned appoints the official proxy committee consisting of the following members of the Board of Directors of Annapolis National Bancorp, Inc. (the "Company"), Messrs. Dimitri P. Mallios, Albert Phillips and Lawrence W. Schwartz, each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held April 27, 2000, at 6:00 p.m., Eastern Daylight Savings Time, at the Radisson Hotel Annapolis, 210 Holiday Court, Annapolis, Maryland 21401 and at any and all adjournments thereof, as follows:

   PLEASE CHECK BOX IF YOU PLAN TO             -------->  [ ]
      ATTEND THE ANNUAL MEETING

--------------------------------------------------------------------------------
                                                             Date
--------------------------------------------------------------------------------
Please be sure to sign and date this Proxy in
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Stockholder sign above                               Co-holder (if any) sign
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                                REVOCABLE PROXY
                        ANNAPOLIS NATIONAL BANCORP, INC.


                                                                 FOR    WITHHOLD
1. The election as directors of all nominees listed
   (except as marked to the contrary below);                     [ ]       [ ]

   Mark II. Anders               F. Carter Hem             Dimitri P. Mallios
                 Albert Phillips             Ernis Stakiyanudis

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2. The ratification of Stegman & Company as the independent auditors of the
   Company for the year ending December 31, 2000.

                             FOR     AGAINST   ABSTAIN
                             [ ]       [ ]       [ ]



3. To approve the Annapolis National Bancorp, Inc. 2000 Stock Incentive Plan.

                             FOR     AGAINST   ABSTAIN
                             [ ]       [ ]       [ ]

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                         EACH OF THE LISTED PROPOSALS.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of a Notice of Annual Meeting and a Proxy Statement dated April 4, 2000.

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign, but only one signature is required.

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   DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                        ANNAPOLIS NATIONAL BANCORP, INC.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY